ACR International Quality Return (IQR) Fund

Class A (IQRAX)

Class I (IQRIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 28, 2021 to Summary Prospectus dated April 1, 2021.

Important Notice Regarding Class A Shares

Upon the recommendation of ACR Alpine Capital Research, LLC (the “Advisor”), the investment advisor to the ACR International Quality Return (IQR) Fund (the “Fund”), the Board of Trustees of the Trust has approved the conversion of the Fund’s Class A Shares into Class I Shares and the subsequent termination of the Fund’s Class A Shares. As a result, effective immediately, the Class A Shares of the Fund are closed to all new investment. The Fund’s Class A Shares will be converted into Class I Shares and the Class A Shares will be terminated on or about June 11, 2021 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Class A Shares in the Summary Prospectus will be deleted in their entirety. Shareholders of Class A Shares converted into Class I Shares will not be subject to a short-term redemption fee.

The Fund’s Class I Shares have a similar fee structure as the Class A Shares, with differences in Rule 12b-1 distribution fees and shareholder service fees. In particular, Class A Shares may pay Rule 12b-1 distribution fees and shareholder service fees of up to 0.25% and 0.05%, respectively. Class I Shares do not pay Rule 12b-1 distribution fees, but may pay shareholder service fees of up to 0.15%.

In addition, as of the Effective Date, the Advisor has agreed to reduce the expense limitation on the Fund’s Class I Shares from 1.25% to 1.10% of the Fund’s average daily net assets. See the Fund’s restated fees and expenses table below for more details.

As of the Effective Date, the following changes are made to the Summary Prospectus.

The “Fees and Expenses of the Fund” and “Example” sections beginning on page 1 of the Summary Prospectus are replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution and service (Rule 12b-1) fees		None
Other expenses		1.20%
Shareholder service fee	0.09%
All other expenses	1.11%
Acquired fund fees and expenses		0.04%
Total annual fund operating expenses[2]		2.24%
Fees waived and/or expenses reimbursed[3]		(1.10)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		1.14%

1	The expense information in the table has been restated to reflect the current expense cap, effective June 11, 2021.
2	The total annual fund operating expenses and the total annual fund operating expenses after waiving fees and/or reimbursing expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of the Fund’s average daily net assets. This agreement is in effect until March 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The expense limitation for Class I shares includes a shareholder service fee of up to 0.15%. To the extent that less than 0.15% of the average daily net assets of such Class is paid to shareholder servicing agents, the total annual fund operating expenses after waiving fees and/or reimbursing expenses of the Class will be lower than the expense limitation for the Class.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I Shares	$116	$594	$1,099	$2,489

Please file this Supplement with your records.